UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York		10577
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

Nutrition 21, Inc. (the “Company”) held an Annual Meeting of Shareholders on November 4, 2010.  The following matters set forth in the Company’s Proxy Statement filed with the United States Securities and Exchange Commission on September 22, 2010 were voted upon and passed with the results indicated below.

Proposal No. 1 - To elect five directors

	FOR	WITHHELD	BROKER NON-VOTES

P. George Benson	36,920,913	2,638,957	48,624,126

Warren D. Cooper	36,923,021	2,636,849	48,624,126

John H. Gutfreund	36,882,383	2,677,487	48,624,126

Peter C. Mann	36,895,151	2,664,719	48,624,126

Michael A. Zeher	36,884,628	2,675,242	48,624,126

Proposal No. 2 - To ratify the selection and appointment by the Company's Board of Directors of J. H. COHN LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011;

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

82,772,503	4,687,093	734,400	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc. (Registrant)

Date: November 4, 2010	By:	/s/ Michael A. Zeher
Michael A. Zeher
President & Chief Executive Officer